SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 29, 2002


                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)



        Tennessee                      001-11421                 61-0502302
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(State or Other                  (Commission File Number)     (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)
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        100 Mission Ridge
    Goodlettsville, Tennessee                                     37072
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(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000
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          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE

On August 29, 2002, Dollar General Corporation (the "Company") held a conference call with respect to its earnings for the second quarter of fiscal year 2002, ending August 2, 2002. The Company is filing this 8-K pursuant to the Securities and Exchange Commission's Regulation FD. A copy of the conference call transcript is attached hereto and is incorporated by reference as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Dollar General Corporation
                                     (Registrant)
September 5, 2002                        By: /s/ Susan S. Lanigan
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                                                 Susan S. Lanigan
                                                 Vice President, General Counsel
                                                 and Secretary